Exhibit 10.18

                     FIRST AMENDMENT DATED OCTOBER 18, 2001
                                       TO
                              AMENDED AND RESTATED
                         OAO TECHNOLGOY SOLUTIONS, INC.
                          RESTRICTED STOCK GRANT LETTER
                          DATE OF GRANT: July 14, 1999

                                   BACKGROUND

     WHEREAS, on July 14, 1999, OAO Technology Solutions, Inc. ("OAOT") made a restricted stock grant (the "Grant") to Gregory A. Pratt ("Pratt"); and

     WHEREAS, pursuant to the Grant, OAOT offered to Pratt the opportunity to acquire from OAOT 750,000 shares of common stock of OAOT (the "Shares") for an aggregate cost of $2,932,500; and

     WHEREAS, pursuant to the Grant, the Shares are subject to a vesting schedule; and

     WHEREAS, Pratt acknowledged and accepted the terms of the Grant pursuant to an Acceptance of Grant dated July 14, 1999; and

     WHEREAS, OAOT desires to fully accelerate the vesting of all of the Shares.

     NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Each of OAOT and Pratt acknowledges and agrees that the vesting of all of the Shares is hereby accelerated in full as of the date hereof and the Restriction Period (as such term is defined in the Grant) shall end as of the date hereof.

None of the provisions of the Restricted Stock Grant Letter, including, without limitation, Section 4(b) and Section 5, shall limit Pratt in any way from selling, assigning, transferring, pledging or otherwise disposing of the Shares to any person or entity.

This Amendment may be executed either by a manual signature or a facsimile version of a manual signature in any number of counterparts, each such counterpart being considered an original, and when taken together, all counterparts shall be deemed one document.

This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the application of the principles of conflicts or choice of laws.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                        OAOT Technology Solutions, Inc.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        ______________________________________
                                        Gregory A. Pratt, Individually


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